EXHIBIT 10.5.1

                                 March 20, 2000

Via Facsimile and Regular Mail
------------------------------
Mr. Harold D. Carter
5949 Sherry Lane, Suite 620
Dallas, Texas 75225
Phone (214) 692-7785
Fax (214) 692-7820

         Re: Amendment to Consulting Agreement by and between Harold D. Carter ("Consultant") and
                  Brigham Oil & Gas, L.P. (the "Company")

Dear Harold:

         This letter agreement shall set forth the agreement by and between Consultant and the Company to amend the above referenced Consulting Agreement, effective as of January 1, 2000, as follows:

(1) Section 3 of the Consulting Agreement is hereby deleted in its entirety and replaced with the following Section 3:

          3. Compensation. The Company shall pay Consultant for his services under this Agreement a consulting fee of $2,500 per month during the term of this Agreement. All federal withholding and other employment and income related taxes shall be the responsibility of Consultant.

(2) Section 6 of the Consulting Agreement is hereby deleted in its entirety and replaced with the following Section 6:

          6. Term. The term of this Agreement shall commence on the date hereof and terminate on December 31, 2000.

     All of the other terms and provisions of the Consulting Agreement shall continue in force and effect.

     If  this  letter   amendment   correctly   reflects   your   agreement  and
understanding, we ask that you execute the duplicate originals of same and return one of the duplicate originals to us for our records.

                                      Sincerely,
                                      BRIGHAM OIL & GAS, L.P.
                                      By Brigham, Inc.
                                      Its Managing General Partner

                                      /s/ David T. Brigham
                                      David T. Brigham
                                      Vice President

AGREED AND ACCEPTED:


/s/ Harold D. Carter
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HAROLD D. CARTER